UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 26, 2010

Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250 Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 26, 2010, Advanced BioEnergy, LLC (the “Company”) entered into indemnification agreements (each, a “Director Indemnification Agreement”) with each of its current directors. The directors who entered into a Director Indemnification Agreement are Scott A. Brittenham, Neil S. Hwang, John E. Lovegrove, Troy L. Otte, Joshua M. Nelson, Richard R. Peterson, Keith E. Spohn, Bruce L. Rastetter and Thomas A. Ravencroft (each, a “Covered Director”).
     Each Director Indemnification Agreement provides that, to the fullest extent permitted by law and subject to exceptions specified in the Director Indemnification Agreement, the Company shall hold harmless and indemnify the Covered Director, and advance expenses incurred by the Covered Director, including actual and reasonable attorney and other fees and expenses, in connection with any proceeding covered by the Director Indemnification Agreement. The Director Indemnification Agreement also requires the Company to purchase and maintain in effect for the benefit of the Covered Directors one or more policies of D&O insurance, subject to certain exceptions specified in the Director Indemnification Agreement. Each Director Indemnification Agreement also provides that the Company will be the indemnitor of first resort in the event that a Covered Director has certain rights to indemnification, advancement of expenses and insurance provided by other persons or entities (“Additional Indemnitors”) with which the Covered Director is associated and the Additional Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to the rights of recovery of the Covered Director against the Company. The Company’s obligations under each Director Indemnification Agreement shall continue following the time that the Covered Director ceases to be a director of the Company, so long as the Covered Director is subject to any proceeding by reason of the fact that the Covered Director was a director of the Company or serving in any other capacity referred to in the Director Indemnification Agreement.
     The rights of indemnification provided by the Director Indemnification Agreement are not exclusive and specifically supplement the rights to indemnification, advancement of expenses and insurance provided in the Company’s Third Amended and Restated Operating Agreement, the Voting Agreement dated as of August 28, 2009 by and among the Company, Hawkeye Energy Holdings, LLC, Ethanol Investment Partners, LLC and the directors of the Company signatory thereto and applicable law.
     The foregoing description of each Director Indemnification Agreement does not purport to be complete and is qualified in its entirety by the actual terms of each Director Indemnification Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Director Indemnification Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2010	ADVANCED BIOENERGY, LLC
	By:	/s/ Richard R. Peterson
Richard R. Peterson
Chief Executive Officer, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

10.1	Form of Director Indemnification Agreement	Filed Electronically